UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                         July 1, 2007

          MORGAN STANLEY CAPITAL I INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-130684-30	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, 2nd Floor
New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code                    (212) 761-4700

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Events.

On March 30, 2007 MSM Mortgage Loan Trust 2007-6XS (the “Issuing Entity”) was created pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2007 (the “Pooling and Servicing Agreement”), among Morgan Stanley Capital I Inc. (the “Registrant”), LaSalle Bank National Association, as trustee and custodian, and Wells Fargo Bank, National Association, as master servicer and securities administrator.  Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements have been described in a Prospectus Supplement filed on March 29, 2007 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant’s Form S-3 registration statement number 333-130684, for the Issuing Entity.  The description of those agreements, together with other purchase and servicing agreements and derivatives contracts identified in that filing, are hereby incorporated herein by reference.  On April 17, 2007 a separate Current Report on Form 8-K was filed by the Registrant which included copy of the Pooling and Servicing Agreement, the Underwriting Agreement, the Certificate Purchase Agreement, the Mortgage Loan Purchase Agreement, the Purchase and Servicing Agreements, the Assignment, Assumption and Recognition Agreements and certain other agreements for the MSM Mortgage Loan Trust 2007-6XS.

GMAC Mortgage Corporation (“GMAC”) and Morgan Stanley Mortgage Capital Inc., as owner (“MSMCI” or “Owner”) were also parties to a Servicing Agreement, dated as of May 20, 2005 and a First Amended and Restated Servicing Agreement, dated as of January 1, 2006 (the “GMAC Servicing Agreement”), pursuant to which GMAC has agreed to service certain Mortgage Loans on behalf of the Owner.  On July 1, 2007, the servicing of approximately 98.62% of the Mortgage Loans in the Mortgage Pool, by aggregate stated principal balance of the mortgage loans as of March 1, 2007, was transferred from GMAC to Central Mortgage Company (“Central Mortgage”).

Pursuant to Section 9.01(b) of the Pooling and Servicing Agreement, the Owner has exercised its right to terminate GMAC, without cause, as servicer for the Issuing Entity.  Pursuant to a Servicing Rights Purchase Agreement dated as of April 17, 2006, as amended, between the Owner, as seller and Central Mortgage, as purchaser (the “Purchase Agreement”), Central Mortgage purchased the servicing rights from the Owner for fair market value.  Central Mortgage has agreed to service the Mortgage Loans, subject to the terms of the GMAC Servicing Agreement, as modified by the Omnibus Assignment, Assumption and Recognition Agreement dated as of July 1, 2007 among the Owner, Central Mortgage and Trustee and acknowledged by the Master Servicer and the Registrant.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Information relating to Central Mortgage as servicer is summarized below. The information set forth below has been provided by Central Mortgage, and none of the Registrant, the Issuing Entity, the Master Servicer, the Trustee or any person other than Central Mortgage makes any representation as to the accuracy or completeness of such information.

Servicing Experience and Procedures of Central Mortgage Company

Central Mortgage Company  The principal executive offices of Central Mortgage Company (“CMC”) are located at 801 John Barrow Road, Little Rock, Arkansas 72205.  CMC is an Arkansas corporation, and a wholly owned subsidiary of Arvest Bank, Fayetteville, Arkansas, which is a wholly owned subsidiary of Arvest Bank Group, Inc., a privately held multi-bank holding company.

CMC was established in 1997 to, among other activities, service mortgage loans. CMC was acquired by Arvest Bank Group, Inc. in January 2000.   CMC does not, at this time, originate loans.  CMC instead focuses on acquiring servicing volume through the purchase of mortgage servicing rights or subservicing of prime and Alt-A first lien mortgage loans.  CMC does not, as a regular part of its business, own the mortgage loans it services.

CMC is an approved mortgage loan servicer for Fannie Mae, Freddie Mac, Ginnie Mae, U.S. Housing and Urban Development and Veterans Administration and has experience in servicing loans similar to the mortgage loans.

CMC has been assigned ratings of SQ2- by Moody’s Investors Service as a primary servicer of residential prime and Alt-A first lien mortgage loans and a RPS3+ by Fitch Ratings as a primary servicer of residential prime product.

Multiple Servicers
Well Fargo Bank, N.A. serves as the master servicer.  The master servicer oversees the actions of all primary servicers and special servicers.  Primary servicers have contact with the mortgagors on a day to day basis as needed, but special servicers only perform specific assigned functions related to servicing.  CMC serves as a primary servicer.

Loan Servicing
CMC has established standard policies for the servicing and collection of mortgages.  Standard servicing which also is relevant to the mortgage loans involved herein includes, but is not limited to:

(a)	collecting, aggregating and remitting mortgage loan payments;

(b)	accounting for principal and interest;

(c)	administration of escrow (impound) funds for payment of taxes and insurance;

(d)	management of adjustable rate mortgages;

(e)	oversight of delinquent mortgage loans;

(f)	loss mitigation remedies;

(g)	inspection of the mortgaged properties as needed;

(h)	foreclosure proceedings and, as necessary, the liquidation of mortgaged properties;

(i)	bankruptcy proceedings; and

(j)	generally administering the mortgage loans, for which a service fee is received.

Billing statements are mailed monthly by CMC.  The statement details loan activity and specifies the payment due as well as detailing various payment options available to the mortgagor, if applicable.  Notice of changes in the applicable loan rate are provided to the mortgagor in a separate notification.

Servicing policies and/or procedures with respect to mortgage loans may change over time in accordance with, among other things, changes in the servicing portfolio and applicable laws and regulations, as well as CMC’s business judgment.

Loss Mitigation and Collection Procedures
A key function of loss mitigation and collections is to have contact with the delinquent mortgagor and carefully evaluate the circumstances of their delinquency before the delinquency becomes more serious.  In addition to telephone contacts, written correspondence is sent to the delinquent mortgagor.  Most delinquencies cure quickly without the need for further collection activity.  Pursuant to servicing procedures, a notice of intent to foreclose is sent on the 62nd day of delinquency.  If the delinquency is not cured within 31 days of the notice of intent to foreclose, the loan will be presented to the foreclosure committee for review and, upon approval, the appropriate legal action to foreclose will begin.  If the default is cured, the foreclosure action will be dismissed.  Loss mitigation remedies, if appropriate and consistent with the related servicing agreement, are pursued throughout the delinquency and are continued during the foreclosure action.  Mortgage loans in bankruptcy are monitored carefully and opportunities for loss mitigation sought out in accordance with law.

Once foreclosure or bankruptcy is begun, a tracking system is utilized to monitor the status of the proceedings.  The system includes state specific parameters that monitor time lines that are customary for the state in which the mortgage property is located.  As part of the foreclosure process,  the present value of the property will be determined and the foreclosure bid, if necessary, is established.

If the mortgage property is foreclosed and not purchased by a third party at the foreclosure sale, CMC will liquidate the property.   Pursuant to its efforts to sell such foreclosed property, CMC will protect and conserve the property in accordance with the appropriate servicing agreement or appropriate REMIC provisions and in a manner that does not result in a tax on “net income from foreclosure property” or cause such REO property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the IRS Code.  Upon final disposition of any REO property, CMC is entitled to reimbursement of related advances.

Material Terms of Servicing Agreement
CMC’s standard duties are described in the Loan Servicing portion of this statement.  A copy of the relevant servicing agreement is maintained by the master servicer.  CMC will also maintain a servicing file consisting of all documents necessary to service each mortgage loan; however it does not have physical possession of the original promissory note, original mortgage or deed of trust or other such documents which are maintained by a custodian selected by trustee.  CMC is responsible for maintaining a complete set of books and records for the mortgage loans, which is required to be appropriately identified in CMC’s computer system to reflect the ownership of the mortgage loan by the trustee.  Unless authorized by the trustee, CMC will segregate into separate accounts all collections from the mortgage loans, and maintain custodial accounts as necessary.  CMC is required to forward to the custodian on behalf of the trustee all original documents in its possession evidencing an assumption, modification, consolidation or extension of any mortgage loan entered into in accordance with the servicing agreement promptly after their execution.

Back-Up Servicing

In the event of an occurrence of a natural disaster or other significant event that would cause CMC to temporarily loose the ability to service the loans, a back-up system has been established and is currently operational for servicing so that no significant interruption would occur.  The back-up servicer is Arvest Mortgage Company, Lowell, Arkansas, (“AMC”). AMC is an affiliated company with CMC.

AMC’s servicing system is located approximately 170 miles from CMC’s location in Little Rock, Arkansas.  AMC presently shares a number of operating systems and processes with CMC, but the data bases are completely separate.  AMC and CMC have sufficient safeguards in place to support independent daily servicing activities, provide back-up and prevent data corruption or access by outside parties. Only in the case of a disaster or other significant event would CMC’s data be accessible from AMC’s location.  Personnel are either currently available at AMC to handle CMC’s servicing on a temporary basis or current CMC employees could relocate to provide additional support.  Facilities for recognition of loan data, telephone, email, and image retention are currently in place.  CMC’s customers would not be aware of any interruption in normal servicing.

Foreclosure, Delinquency and Loss Experience
The following table summarizes the delinquency, foreclosure and loss experience for all the mortgage loans serviced by Central Mortgage.   The data presented in the following table is for illustrative purposes only, and there is no assurance that the delinquency, foreclosure, or loss experience of the mortgage loans included in the trust will be similar to that set forth below.

The actual loss and delinquency experience will depend, among other things, upon factors beyond the contract of Central Mortgage, such as national and local economic conditions, real estate markets in servicing area, the real estate value securing the mortgage loans, and the financial strength of the mortgagors.

Central Mortgage Company Overall Mortgage Portfolio Delinquency Experience
	At December 31,
	2002			2003
	Number of Loans	Percent of Servicing Portfolio	Loan Amounts	Percent by Loan Amounts	Number of Loans	Percent of Servicing Portfolio	Loan Amounts	Percent by Loan Amounts
Total Portfolio	22,624	100.00%	$1,880,813,160	100.00%	41,706	100.00%	$5,314,969,650	100.00%

Period of Delinquency
30-59 Days	878	3.88%	$73,484,661	3.91%	1,008	2.42%	$102,782,884	1.93%
60-89 Days	234	1.03%	$23,524,517	1.25%	238	0.57%	$21,856,399	0.41%
90-120 Days	88	0.39%	$8,167,908	0.43%	89	0.21%	$8,102,848	0.15%
Over 120 Days	66	0.29%	$5,772,605	0.31%	29	0.07%	$1,976,636	0.04%
Sub Total	1,266	5.60%	$110,949,691	5.90%	1,364	3.27%	$134,718,767	2.53%

Delinquency Status
Bankruptcy	57	0.25%	$4,917,866	0.26%	118	0.28%	$8,744,389	0.16%
Foreclosure	116	0.51%	$9,831,932	0.52%	164	0.39%	$13,340,000	0.25%
Real Estate Owned	0	0.00%	$0	0.00%	0	0.00%	$0	0.00%
Sub Total	173	0.76%	$14,749,798	0.78%	282	0.68%	$22,084,389	0.42%

Total Delinquent Loans	1,439	6.36%	$125,699,489	6.68%	1,646	3.95%	$156,803,156	2.95%

	At December 31,
	2004				2005
	Number of Loans	Percent of Servicing Portfolio	Loan Amounts	Percent by Loan Amounts	Number of Loans	Percent of Servicing Portfolio	Loan Amounts	Percent by Loan Amounts
Total Portfolio	85,727	100.00%	$13,272,305,829	100.00%	99,591	100.00%	$18,599,213,273	100.00%

Period of Delinquency
30-59 Days	1,753	2.04%	$225,874,590	1.70%	2,191	2.20%	$425,891,951	2.29%
60-89 Days	379	0.44%	$41,658,825	0.31%	424	0.43%	$57,997,436	0.31%
90-120 Days	111	0.13%	$12,093,004	0.09%	144	0.14%	$20,514,729	0.11%
Over 120 Days	71	0.08%	$6,284,723	0.05%	115	0.12%	$13,519,839	0.07%
Sub Total	2,314	2.70%	$285,911,142	2.15%	2,874	2.89%	$517,923,955	2.78%

Delinquency Status
Bankruptcy	131	0.15%	$11,539,729	0.09%	246	0.25%	$24,761,164	0.13%
Foreclosure	214	0.25%	$20,197,404	0.15%	253	0.25%	$28,763,225	0.15%
Real Estate Owned	0	0.00%	$0	0.00%	0	0.00%	$0	0.00%
Sub Total	345	0.40%	$31,737,133	0.24%	499	0.50%	$53,524,389	0.29%

Total Delinquent Loans	2,659	3.10%	$317,648,275	2.39%	3,373	3.39%	$571,448,344	3.07%

	At December 31, 2006				At March 31, 2007
	Number of Loans	Percent of Servicing Portfolio	Loan Amounts	Percent by Loan Amount	Number of Loans	Percent of Servicing Portfolio	Loan Amounts	Percent by Loan Amount
Total Portfolio	111,742	100%	$21,423,482,134	100%	111,656	100%	$21,424,911,768	100%

Period of Delinquency
30-59 Days	2,490	2.23%	$493,634,877	2.30%	1,713	1.54%	$351,390,920	1.64%
60-89 Days	569	0.51%	$119,982,057	0.56%	471	0.42%	$105,200,388	0.49%
90-120 Days	222	0.20%	$57,670,834	0.27%	195	0.17%	$49,456,883	0.23%
Over 120 Days	131	0.11%	$27,495,655	0.13%	143	0.13%	$32,927,441	0.16%
Sub Total	3,412	3.05%	$698,783,423	3.26%	2,522	2.26%	$538,975,632	2.52%

Delinquency Status
Bankruptcy	314	0.28%	$37,971,489	0.18%	344	0.31%	$47,720,483	0.22%
Foreclosure	457	0.41%	$100,464,103	0.47%	654	0.58%	$165,489,562	0.77%
Real Estate Owned	41	0.04%	$9,281,555	0.04%	32	0.03%	$8,359,336	0.04%
Sub Total	812	0.73%	$147,717,147	0.69%	1,030	0.92%	$221,569,381	1.03%

Total Delinquent Loans	4,224	3.78%	$846,500,570	3.95%	3,552	3.18%	$760,545,013	3.55%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 6, 2007

            MORGAN STANLEY CAPITAL I INC.

            By:   /s/ Valerie Kay
            Name:  Valerie Kay
                                                Title:  Executive Director